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                                                                   EXHIBIT 10.1



August 4, 1995



Mac Frugal's Bargains o Close-Outs Inc.


Attention:


                  Re:  Mac Frugal's Bargains o Close-Outs Inc.
                       Amended and Restated Credit Agreement
                       dated as of October 5, 1993

Gentlemen:

                 We refer to that certain Amended and Restated Credit Agreement dated as of October 5, 1993, as amended, among Mac Frugal's Bargains o Close-Outs Inc., a Delaware corporation, West Coast Liquidators, Inc., a California corporation, PNS Stores, Inc., a California corporation (the "Borrowers"), the banks party thereto (the "Lenders"), Bank of America National Trust and Savings Association, as Administrative Agent, and Bank of America Illinois, as Co-Agent (the "Agreement").

                 Section 2.21 of the Agreement provides that the Revolver Maturity Date may be extended annually by all Lenders consenting to such extension not later than 45 days after receipt of a written notice from the Administrative Agent seeking such consent (the "Consent Date"). By July 21, 1995, the Consent Date to extend the Revolver Maturity Date to August 10, 1998, one Lender had not consented to such extension, and, therefore, by the terms of said Section 2.21, the Revolver Maturity Date was not extended.

                 By an assignment effective as of July 31, 1995, the dissenting Lender has assigned all its right, title and interest in the Agreement and its Loans and participations in Letters of Credit thereunder to Bank of America National Trust and Savings Association. After giving effect to such assignment, all remaining Lenders agreed to extend the Revolver Maturity Date to August 10, 1998, but not by the Consent Date. The Borrower's have requested that all Lenders waive the requirement that such consent must have been obtained by the Consent Date for this year's extension.





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Mac Frugal's Bargains o Close-Outs Inc.
August 4, 1995
Page 2





                 This will confirm that, by signing below, the Administrative Agent, all Lenders and the Issuing Bank hereby agree to waive the requirement that such consent be obtained by such Consent Date, and accordingly, agree and confirm that the Revolver Maturity Date has been extended to August 10, 1998.

                 This waiver is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude other or further exercise hereof or the exercise of any other right, power or privilege, nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

                 Capitalized terms not otherwise defined herein shall have the meanings specified in the Agreement. This waiver may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                           Very truly yours,

                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, as
                                           Administrative Agent


                                           By:  /s/ L. Chenevert
                                              --------------------------------
                                                    L. Chenevert, Jr.
                                                    Vice President





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Mac Frugal's Bargains o Close-Outs Inc.
August 4, 1995
Page 3




                                           BANK OF AMERICA ILLINOIS, as Co-Agent


                                           By:   /s/ L. Chenevert
                                               ---------------------------------
                                                     L. Chenevert, Jr.
                                                     Vice President


                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION


                                           By:   /s/ Yvonne Dennis
                                               ---------------------------------
                                                     Yvonne Dennis
                                                     Vice President


                                           By:   /s/ Sabur Moini
                                               ---------------------------------
                                                     Sabur Moini
                                                Assistant Vice President


                                           BANK OF AMERICA ILLINOIS


                                           By:   /s/ Yvonne Dennis
                                               ---------------------------------
                                                     Yvonne Dennis
                                                     Vice President


                                           By:   /s/ Sabur Moini
                                               ---------------------------------
                                                     Sabur Moini
                                                Assistant Vice President



                                           PNC BANK, NATIONAL ASSOCIATION


                                           By:   /s/ Ted A. Dunn
                                               ---------------------------------
                                           Title:   Assistant Vice President

(Signatures continue)





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Mac Frugal's Bargains o Close-Outs Inc.
August 4, 1995
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                                           THE BANK OF CALIFORNIA, N.A.


                                           By:    /s/ Lynn E. Vine
                                               --------------------------
                                           Title:   Vice President

                                           THE LONG-TERM CREDIT BANK OF
                                           JAPAN, LTD. LOS ANGELES AGENCY


                                           By:    /s/ Y. Kamisawa
                                               --------------------------
                                           Title:  Deputy General Manager

                                           UNITED STATES NATIONAL BANK OF
                                           OREGON


                                           By:    /s/ Janet Jordan
                                               --------------------------
                                           Title:   Vice President

                                           MELLON BANK, N.A.


                                           By:    /s/ Harry F. Kusick, Jr.
                                               --------------------------
                                           Title:   First Vice President
                                           UNION BANK


                                           By:    /s/ Ann M. Yasuda
                                               --------------------------
                                           Title:   Vice President